UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 13, 2026
AMNEAL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38485	93-4225266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 947-3120
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
In connection with a presentation to be made at an investor conference on January 13, 2026, Amneal Pharmaceuticals, Inc., a Delaware corporation (“Amneal” or the “Company”), intends to announce that it expects to meet or exceed its 2025 full-year financial guidance. This guidance, in the table below, was announced on October 30, 2025 during the Company’s third quarter investor call. The Company also intends to announce that it estimates its net leverage as of December 31, 2025 to be approximately 3.6x, compared to 3.9x net leverage as of December 31, 2024 (1).

Net revenue	$3.0 billion - $3.1 billion
Adjusted EBITDA (2)	$675 million - $685 million
Adjusted diluted EPS (3)	$0.75 - $0.80
Operating cash flow	$300 million - $330 million
Capital expenditures (4)	Approximately $100 million

(1)Refer to our Current Report on Form 8-K filed on February 28, 2025 for the calculation of net leverage as of December 31, 2024.
(2)Includes 100% of adjusted EBITDA from AvKARE.
(3)Accounts for 35% non-controlling interest in AvKARE. Guidance assumes approximately 325 million weighted-average diluted shares outstanding for the year ended December 31, 2025.
(4)Reflects estimated capital expenditures, net of expected contributions from an alliance party of $20 million.
Amneal’s 2025 estimates are based on management’s current expectations, including with respect to prescription trends, pricing levels, the timing of future product launches, the costs incurred and benefits realized of restructuring activities, and our long-term strategy. The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company cannot provide a reconciliation between the expected non-GAAP measures and the most directly comparable measures in accordance with GAAP for the period reflected above without unreasonable efforts because of the unavailability at this time of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments, legal settlements and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results.
The information included herein is based on the Company’s current estimates and expectations and remains subject to change and finalization based on management’s ongoing review of results of the quarter and completion of all year- and quarter-end close processes. The Company cautions investors that if the estimates, expectations or assumptions underlying the statements contained herein prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those expressed in, or implied by, these statements. Other factors that could cause actual results to differ materially from the statements contained herein are discussed under the captions “Cautionary Note Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2025, as updated by the subsequent Form 10-Q and periodic filings with the SEC.
Non-GAAP Financial Measures
This Current Report on Form 8-K includes certain non-GAAP financial measures, including adjusted EBITDA, adjusted diluted EPS, and net leverage, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. Adjusted diluted EPS reflects diluted earnings per share based on adjusted net income (loss), which is net income (loss) adjusted to (A) exclude (i) non-cash interest, (ii) GAAP (benefit from) provision for income taxes, (iii) amortization, (iv) stock-based compensation expense, (v) acquisition, site closure expenses, and idle facility expenses, (vi) restructuring and other charges, (vii) loss on refinancing, (viii) (credit) charges related to certain legal matters, including interest, net, (ix) asset impairment charges, (x) (decrease) increase in tax receivable agreement liability, (xi) other non-operating gains (losses), (xii) other and (xiii) net income attributable to non-controlling interests, and (B) include non-GAAP provision for income taxes. Non-GAAP adjusted diluted EPS was calculated using the weighted average fully diluted shares outstanding of Class A common stock (inclusive of the effect of dilutive securities). Adjusted EBITDA reflects net income (loss) adjusted to exclude (i) interest expense, net, (ii) (benefit from) provision for income taxes, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) acquisition, site closure, and idle facility expenses, (vi) restructuring and other charges, (vii) loss on refinancing, (viii) (credit) charges related to legal matters, net, (ix) asset impairment charges, (x) foreign exchange loss (gain), (xi) (decrease) increase in tax receivable agreement liability, (xii) other non-operating gains (losses), and (xiii) other. Net leverage is calculated as the total outstanding principal on the Company’s debt, less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months or year ended, as applicable.
Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company’s operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company’s operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management’s performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operations, cash flows, net leverage and trends while viewing the information through the eyes of management.
These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this Current Report on Form 8-K may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to any measure determined in accordance with GAAP.

Item 7.01	Regulation FD Disclosure
The disclosure in Item 2.02 hereof is incorporated by reference into this item 7.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2026	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)